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                                                       Exhibit 23.1

                 Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1996 incorporated by reference in Kuhlman Corporation's Form 10-K for the year ended December 31, 1995 and all references to our Firm included in this registration statement.


                                                  ARTHUR ANDERSEN LLP

September 25, 1996